UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act File Number:	811-10555

Registrant Name:	PIMCO Corporate & Income Strategy Fund

Address of Principal Executive Offices:	1633 Broadway
New York, NY 10019

Name and Address of Agent for Service:	William G. Galipeau
650 Newport Center Drive
Newport Beach, CA 92660

Registrant’s telephone number, including area code:	(844) 337-4626

Date of Fiscal Year End:	July 31

Date of Reporting Period:	October 31, 2015

Item 1. Schedule of Investments

Schedule of Investments

PIMCO Corporate & Income Strategy Fund

October 31, 2015 (Unaudited)

	PRINCIPAL AMOUNT (000s)		MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 130.3%
BANK LOAN OBLIGATIONS 1.9%
Concordia Healthcare Corp.
5.250% due 10/20/2021		$1,200	$1,157
iHeartCommunications, Inc.
6.938% due 01/30/2019		5,800	4,874
Sequa Corp.
5.250% due 06/19/2017		4,951	4,134

Total Bank Loan Obligations (Cost $11,053)			10,165

CORPORATE BONDS & NOTES 49.5%
BANKING & FINANCE 27.6%
AGFC Capital Trust
6.000% due 01/15/2067		2,300	1,495
AIG Life Holdings, Inc.
7.570% due 12/01/2045		3,400	4,446
American International Group, Inc.
6.250% due 03/15/2087		1,826	1,999
8.175% due 05/15/2068		300	397
Banco do Brasil S.A.
6.250% due 04/15/2024 (d)		3,000	1,620
9.000% due 06/18/2024 (d)		6,510	4,524
9.250% due 04/15/2023 (d)		300	214
Banco Santander S.A.
6.250% due 09/11/2021 (d)	EUR	1,300	1,383
Barclays Bank PLC
7.625% due 11/21/2022		$3,900	4,461
Barclays PLC
7.875% due 09/15/2022 (d)	GBP	3,757	5,884
8.000% due 12/15/2020 (d)	EUR	1,900	2,284
BGC Partners, Inc.
5.375% due 12/09/2019		$5,960	6,240
BNP Paribas S.A.
7.375% due 08/19/2025 (d)		6,200	6,425
Cantor Fitzgerald LP
6.500% due 06/17/2022		8,000	8,389
Citigroup, Inc.
5.950% due 05/15/2025 (d)		1,500	1,449
Co-operative Group Holdings Ltd.
7.500% due 07/08/2026	GBP	6,000	9,955
Communications Sales & Leasing, Inc.
8.250% due 10/15/2023		$3,100	2,881
Credit Agricole S.A.
7.875% due 01/23/2024 (d)		1,300	1,336
ERB Hellas PLC
4.250% due 06/26/2018	EUR	750	638
GSPA Monetization Trust
6.422% due 10/09/2029		$4,926	5,591
LBG Capital PLC
9.125% due 07/15/2020	GBP	3,100	5,137
National Bank of Greece S.A.
3.875% due 10/07/2016	EUR	800	848
Navient Corp.
5.500% due 01/15/2019		$11,850	11,806
5.625% due 08/01/2033		2,648	1,953
8.450% due 06/15/2018		2,300	2,473
Novo Banco S.A.
2.625% due 05/08/2017	EUR	200	205
4.000% due 01/21/2019		1,600	1,619
4.750% due 01/15/2018		5,100	5,248
5.000% due 04/04/2019		298	300
5.000% due 04/23/2019		608	615
5.000% due 05/14/2019		402	405
5.000% due 05/21/2019		225	226
5.000% due 05/23/2019		224	227
5.875% due 11/09/2015		900	989
OneMain Financial Holdings, Inc.
7.250% due 12/15/2021		$2,796	2,929
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 (d)		200	208
Sberbank of Russia Via SB Capital S.A.
5.717% due 06/16/2021		8,300	8,383
6.125% due 02/07/2022		10,200	10,501
Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	7,828	10,609
6.052% due 10/13/2039		1,898	2,817

TIG FinCo PLC
8.500% due 03/02/2020		252	407
8.750% due 04/02/2020		2,089	2,992
Vnesheconombank Via VEB Finance PLC
6.902% due 07/09/2020		$8,900	9,124

			151,632

INDUSTRIALS 14.2%
BMC Software Finance, Inc.
8.125% due 07/15/2021		1,380	1,073
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (b)		4,650	3,342
Caesars Entertainment Operating Co., Inc.
9.000% due 02/15/2020 ^		1,885	1,527
11.250% due 06/01/2017 ^		7,400	5,901
CCO Safari LLC
6.484% due 10/23/2045		5,842	6,073
6.834% due 10/23/2055		835	850
Chesapeake Energy Corp.
3.571% due 04/15/2019		440	285
Continental Airlines Pass-Through Trust
9.798% due 10/01/2022		1,214	1,343
Forbes Energy Services Ltd.
9.000% due 06/15/2019		308	209
Ford Motor Co.
7.700% due 05/15/2097		7,830	9,709
9.980% due 02/15/2047		1,500	2,213
Harvest Operations Corp.
6.875% due 10/01/2017		5,592	4,753
iHeartCommunications, Inc.
9.000% due 09/15/2022		1,200	986
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		3,720	3,250
Pertamina Persero PT
6.450% due 05/30/2044		6,233	5,805
Russian Railways via RZD Capital PLC
3.374% due 05/20/2021	EUR	1,400	1,424
7.487% due 03/25/2031	GBP	1,000	1,454
Sequa Corp.
7.000% due 12/15/2017		$7,480	3,796
Tembec Industries, Inc.
9.000% due 12/15/2019		1,900	1,529
Times Square Hotel Trust
8.528% due 08/01/2026		1,877	2,297
UCP, Inc.
8.500% due 10/21/2017		6,000	6,023
Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	3,986	6,155
6.542% due 03/30/2021		2,102	3,382
Westmoreland Coal Co.
8.750% due 01/01/2022		$5,955	4,600

			77,979

UTILITIES 7.7%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018		700	776
FPL Energy Wind Funding LLC
6.876% due 06/27/2017		333	328
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		9,080	8,104
6.000% due 11/27/2023		4,900	4,742
Gazprom OAO Via Gaz Capital S.A.
6.510% due 03/07/2022		1,050	1,097
9.250% due 04/23/2019		600	676
Illinois Power Generating Co.
6.300% due 04/01/2020		6,400	5,088
7.000% due 04/15/2018		1,600	1,368
7.950% due 06/01/2032		500	393
Mountain States Telephone & Telegraph Co.
7.375% due 05/01/2030		8,200	9,137
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022		328	164
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023		2,896	977
6.750% due 10/01/2023		3,081	1,061
Petrobras Global Finance BV
2.750% due 01/15/2018	EUR	450	442
3.214% due 03/17/2020		$270	207
4.875% due 03/17/2020		420	345
5.750% due 01/20/2020		220	189
6.250% due 12/14/2026	GBP	4,800	5,176
6.625% due 01/16/2034		100	101
6.750% due 01/27/2041		$2,300	1,634
7.875% due 03/15/2019		100	95

			42,100

Total Corporate Bonds & Notes (Cost $277,154)			271,711

MUNICIPAL BONDS & NOTES 7.5%
CALIFORNIA 1.7%
Riverside County, California Redevelopment Successor Agency Tax Allocation Bonds, Series 2010
7.750% due 10/01/2037	1,220	1,334
Stockton Public Financing Authority, California Revenue Bonds, (BABs), Series 2009
7.942% due 10/01/2038	7,400	8,313

		9,647

ILLINOIS 2.4%
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040	12,700	12,978

NEBRASKA 2.7%
Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	12,400	14,835

VIRGINIA 0.1%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	785	606

WEST VIRGINIA 0.6%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	3,740	3,282

Total Municipal Bonds & Notes (Cost $38,621)		41,348

U.S. GOVERNMENT AGENCIES 4.8%
Fannie Mae
3.000% due 02/25/2043 (a)	75,101	14,447
5.197% due 07/25/2025	2,610	2,608
5.744% due 04/25/2028	900	915
Freddie Mac
4.678% due 11/25/2055	8,393	4,907
7.747% due 12/25/2027	3,200	3,206

Total U.S. Government Agencies (Cost $24,898)		26,083

U.S. TREASURY OBLIGATIONS 0.3%
U.S. Treasury Floating Rate Notes
0.097% due 07/31/2017 (j)	1,500	1,499

Total U.S. Treasury Obligations (Cost $1,500)		1,499

MORTGAGE-BACKED SECURITIES 35.5%
Banc of America Alternative Loan Trust
5.500% due 10/25/2035 ^	6,874	6,124
6.000% due 01/25/2036 ^	181	153
6.000% due 07/25/2046 ^	1,687	1,398
Banc of America Funding Trust
6.000% due 03/25/2037 ^	3,770	3,262
6.000% due 07/25/2037 ^	477	383
Banc of America Mortgage Trust
5.500% due 11/25/2035 ^	3,415	3,236
6.000% due 03/25/2037 ^	667	610
6.500% due 09/25/2033	289	292
BCAP LLC Trust
5.333% due 03/26/2037	1,582	471
11.196% due 07/26/2036	1,790	1,851
Bear Stearns Adjustable Rate Mortgage Trust
2.740% due 08/25/2035 ^	8,678	7,833
Bear Stearns ALT-A Trust
2.606% due 11/25/2035 ^	10,207	8,210
2.776% due 11/25/2036	5,742	4,169
2.911% due 09/25/2035 ^	1,191	981
3.035% due 08/25/2036 ^	1,365	1,028
Bear Stearns Mortgage Funding Trust
7.000% due 08/25/2036	1,930	1,837
Chase Mortgage Finance Trust
2.444% due 12/25/2035 ^	18	17
6.000% due 07/25/2037 ^	1,241	1,069
Citigroup Mortgage Loan Trust, Inc.
5.062% due 09/25/2037 ^	4,942	4,457
5.302% due 04/25/2037 ^	537	473
CitiMortgage Alternative Loan Trust
6.000% due 01/25/2037 ^	4,262	3,678

Countrywide Alternative Loan Resecuritization Trust
6.000% due 08/25/2037 ^	1,705	1,315
Countrywide Alternative Loan Trust
5.500% due 03/25/2035	500	443
5.500% due 03/25/2036 ^	245	209
5.500% due 05/25/2036 ^	2,993	2,354
5.750% due 01/25/2035	630	638
5.750% due 02/25/2035	707	697
5.750% due 03/25/2037 ^	1,230	1,094
6.000% due 02/25/2035	1,531	1,595
6.000% due 04/25/2036	7,792	7,125
6.000% due 02/25/2037 ^	7,970	6,292
6.000% due 04/25/2037 ^	1,884	1,488
6.000% due 05/25/2037 ^	2,807	2,280
6.000% due 07/25/2037 ^	594	615
6.250% due 12/25/2036 ^	2,208	1,805
6.500% due 08/25/2036 ^	749	578
Countrywide Home Loan Mortgage Pass-Through Trust
2.563% due 09/20/2036 ^	455	409
5.750% due 03/25/2037 ^	1,192	1,102
6.000% due 03/25/2037 ^	708	679
6.000% due 07/25/2037	6,987	5,909
Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.000% due 02/25/2037 ^	756	669
6.750% due 08/25/2036 ^	2,331	1,881
First Horizon Alternative Mortgage Securities Trust
6.000% due 08/25/2036 ^	7,665	6,316
GSR Mortgage Loan Trust
2.764% due 08/25/2034	991	939
5.500% due 05/25/2036 ^	694	668
6.000% due 02/25/2036 ^	4,957	4,231
HarborView Mortgage Loan Trust
2.725% due 06/19/2036 ^	10,115	6,411
IndyMac Mortgage Loan Trust
6.500% due 07/25/2037 ^	3,962	2,569
Jefferies Resecuritization Trust
6.000% due 05/26/2036	17,419	14,378
JPMorgan Alternative Loan Trust
2.526% due 03/25/2037 ^	2,864	2,260
6.000% due 12/25/2035 ^	2,741	2,595
JPMorgan Mortgage Trust
2.521% due 02/25/2036 ^	4,989	4,364
2.549% due 01/25/2037 ^	1,273	1,140
2.614% due 04/25/2037	16	14
5.000% due 03/25/2037 ^	2,035	1,735
6.000% due 08/25/2037 ^	357	321
Lehman Mortgage Trust
6.000% due 07/25/2036 ^	1,403	1,054
6.000% due 07/25/2037 ^	404	370
MASTR Alternative Loan Trust
6.750% due 07/25/2036	2,662	2,068
Merrill Lynch Mortgage Investors Trust
2.633% due 03/25/2036 ^	1,056	712
Morgan Stanley Mortgage Loan Trust
6.000% due 02/25/2036 ^	3,257	3,225
Residential Accredit Loans, Inc. Trust
0.427% due 05/25/2037 ^	346	87
3.479% due 12/26/2034 ^	3,207	2,674
6.000% due 08/25/2036 ^	581	479
Residential Asset Mortgage Products Trust
6.500% due 12/25/2031	1,150	1,203
Residential Asset Securitization Trust
6.000% due 11/25/2036 ^	3,500	2,512
6.000% due 03/25/2037 ^	2,117	1,503
6.000% due 05/25/2037 ^	2,575	2,251
6.250% due 09/25/2037 ^	3,239	2,342
6.250% due 06/25/2046	2,087	1,757
Residential Funding Mortgage Securities, Inc. Trust
3.354% due 02/25/2037	2,715	2,187
6.500% due 03/25/2032	276	287
Sequoia Mortgage Trust
2.512% due 02/20/2047	591	516
4.855% due 07/20/2037 ^	1,211	1,090
Structured Adjustable Rate Mortgage Loan Trust
2.466% due 11/25/2036 ^	4,187	3,457
2.714% due 07/25/2035 ^	1,534	1,323
4.273% due 07/25/2036 ^	1,081	909
4.841% due 07/25/2036 ^	9,069	6,014
4.907% due 01/25/2036 ^	3,467	2,679
4.945% due 03/25/2037 ^	4,958	3,541
Suntrust Adjustable Rate Mortgage Loan Trust
2.586% due 02/25/2037 ^	617	541
2.722% due 04/25/2037 ^	1,102	939
WaMu Mortgage Pass-Through Certificates Trust
2.231% due 07/25/2037 ^	713	612
2.398% due 09/25/2036 ^	486	441

4.341% due 02/25/2037 ^		985	916
4.424% due 07/25/2037 ^		1,858	1,726
6.013% due 10/25/2036 ^		3,553	2,983
Washington Mutual Mortgage Pass-Through Certificates Trust
1.062% due 05/25/2047 ^		440	31
6.000% due 10/25/2035 ^		2,790	2,141
Wells Fargo Mortgage-Backed Securities Trust
2.614% due 07/25/2036 ^		722	683
2.733% due 05/25/2036 ^		142	136
6.000% due 07/25/2037 ^		692	683

Total Mortgage-Backed Securities (Cost $186,244)			194,722

ASSET-BACKED SECURITIES 10.3%
Bear Stearns Asset-Backed Securities Trust
0.337% due 10/25/2036		7,418	5,915
6.500% due 10/25/2036 ^		400	319
CIFC Funding Ltd.
0.010% due 05/24/2026		2,300	1,719
Countrywide Asset-Backed Certificates
5.074% due 10/25/2046 ^		10,526	9,962
Fremont Home Loan Trust
1.127% due 06/25/2035 ^		6,000	4,197
Greenpoint Manufactured Housing
8.140% due 03/20/2030		1,751	1,855
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.357% due 07/25/2037		12,485	7,910
JPMorgan Mortgage Acquisition Trust
4.820% due 01/25/2037 ^		7,671	5,789
Mid-State Trust
6.340% due 10/15/2036		1,337	1,455
Morgan Stanley Mortgage Loan Trust
6.250% due 07/25/2047 ^		945	695
Residential Asset Mortgage Products Trust
1.292% due 12/25/2033		255	237
Taberna Preferred Funding Ltd.
0.684% due 08/05/2036		586	428
0.684% due 08/05/2036 ^		10,846	7,917
0.794% due 07/05/2035		10,881	8,379

Total Asset-Backed Securities (Cost $56,045)			56,777

SOVEREIGN ISSUES 0.5%
Athens Urban Transportation Organisation
4.851% due 09/19/2016	EUR	200	198
Republic of Greece Government International Bond
3.000% due 02/24/2023		142	117
3.000% due 02/24/2024		142	114
3.000% due 02/24/2025		142	113
3.000% due 02/24/2026		142	110
3.000% due 02/24/2027		142	108
3.000% due 02/24/2028		142	105
3.000% due 02/24/2029		142	103
3.000% due 02/24/2030		142	102
3.000% due 02/24/2031		142	100
3.000% due 02/24/2032		142	98
3.000% due 02/24/2033		142	97
3.000% due 02/24/2034		142	96
3.000% due 02/24/2035		142	95
3.000% due 02/24/2036		142	94
3.000% due 02/24/2037		142	93
3.000% due 02/24/2038		142	93
3.000% due 02/24/2039		142	93
3.000% due 02/24/2040		142	93
3.000% due 02/24/2041		142	93
3.000% due 02/24/2042		142	93
3.800% due 08/08/2017	JPY	47,000	339
4.750% due 04/17/2019	EUR	400	403

Total Sovereign Issues (Cost $2,510)			2,950

	SHARES
COMMON STOCKS 0.0%
FINANCIALS 0.0%
TIG FinCo PLC (e)		182,606	243

Total Common Stocks (Cost $271)			243

PREFERRED SECURITIES 4.8%
BANKING & FINANCE 4.8%
Citigroup Capital
6.692% due 10/30/2040	120,000	3,048
Farm Credit Bank of Texas
10.000% due 12/15/2020 (d)	15,300	19,316
GMAC Capital Trust
8.125% due 02/15/2040	144,400	3,730

Total Preferred Securities (Cost $26,209)		26,094

SHORT-TERM INSTRUMENTS 15.2%
REPURCHASE AGREEMENTS (f) 13.3%		73,231

	PRINCIPAL AMOUNT (000s)
U.S. TREASURY BILLS 1.9%
0.125% due 12/31/2015 - 02/18/2016 (c)(h)(j)	$10,701	10,699

Total Short-Term Instruments (Cost $83,929)		83,930

Total Investments in Securities (Cost $708,434)		715,522

Total Investments 130.3% (Cost $708,434)		$715,522
Financial Derivative Instruments (g)(i) (1.3%) (Cost or Premiums, net $(352))		(7,160)
Preferred Shares (30.8%)		(169,000)
Other Assets and Liabilities, net 1.8%		9,937

Net Assets Applicable to Common Shareholders 100.0%		$549,299

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

(a)	Interest only security.

(b)	Payment in-kind bond security.

(c)	Coupon represents a weighted average yield to maturity.

(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(e)	Restricted Securities:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
TIG FinCo PLC	04/02/2015	$271	$243	0.04%

Borrowings and other Financing Transactions

(f)	Repurchase Agreements:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
RDR	0.180%	10/30/2015	11/02/2015	$58,500	U.S. Treasury Notes 1.875% due 11/30/2021	$(59,831)	$58,500	$58,501
SAL	0.160	10/30/2015	11/02/2015	11,100	U.S. Treasury Notes 2.125% due 12/31/2021	(11,350)	11,100	11,100
SSB	0.000	10/30/2015	11/02/2015	3,631	Fannie Mae 2.140% due 11/07/2022	(3,706)	3,631	3,631

Total Repurchase Agreements						$(74,887)	$73,231	$73,232

(1)	Includes accrued interest.

(g) Financial Derivative Instruments: Exchange-Traded or Centrally Cleared

Swap Agreements:

Credit Default Swaps on Credit Indices - Sell Protection (1)

						Variation Margin
Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
CDX.HY-24 5-Year Index	5.000%	06/20/2020	$15,642	$995	$(212)	$19	$0
CDX.HY-25 5-Year Index	5.000	12/20/2020	9,200	345	166	13	0

				$1,340	$(46)	$32	$0

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(3)	The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps

								Variation Margin
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Asset	Liability
Pay	3-Month USD-LIBOR	2.750%	06/17/2025		$62,690	$4,501	$537	$181	$0
Pay	3-Month USD-LIBOR	3.500	06/19/2044		169,400	36,189	41,716	1,437	0
Receive	3-Month USD-LIBOR	2.750	12/16/2045		250,800	(9,471)	(23,215)	0	(2,064)
Pay	6-Month AUD-BBR-BBSW	3.500	06/17/2025	AUD	7,600	334	145	0	(20)

						$31,553	$19,183	$1,618	$(2,084)

Total Swap Agreements						$32,893	$19,137	$1,650	$(2,084)

(h)	Securities with an aggregate market value of $2,392 and cash of $4,127 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of October 31, 2015.

(i)	Financial Derivative Instruments: Over the Counter

Forward Foreign Currency Contracts:

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
BOA	11/2015	GBP	32,698		$49,703	$0	$(704)
	06/2016	EUR	93		127	24	0
	06/2016		$5	EUR	4	0	(1)
BRC	06/2016	EUR	17		$23	5	0
CBK	11/2015	GBP	4,717		7,239	0	(33)
	12/2015	MXN	170		10	0	0
DUB	11/2015	BRL	11,930		3,050	0	(44)
	11/2015		$2,963	BRL	11,930	130	0
	12/2015		3,018		11,930	46	0
	06/2016	EUR	10		$14	3	0
GLM	11/2015		$953	GBP	623	8	0
JPM	11/2015	GBP	22		$34	0	0
	11/2015		$471	GBP	310	7	0
MSB	11/2015	BRL	1,277		$331	0	0
	11/2015	JPY	40,160		335	2	0
	11/2015		$329	BRL	1,277	2	0
	11/2015		672	GBP	442	9	0
	12/2015	EUR	241		$265	0	0
	06/2016		24		33	6	0
NAB	11/2015		$275	JPY	33,100	0	(1)
	12/2015	JPY	33,100		$275	1	0
	06/2016	EUR	53		73	14	0
SCX	11/2015		$55,184	GBP	36,062	409	0
	12/2015	GBP	36,062		$55,175	0	(409)
UAG	11/2015	EUR	17,724		19,837	347	0
	11/2015		$19,588	EUR	17,724	0	(98)
	12/2015	EUR	17,724		$19,595	99	0

Total Forward Foreign Currency Contracts						$1,112	$(1,290)

Swap Agreements:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)

									Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at October 31, 2015 (2)	Notional Amount (3)		Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BPS	Petrobras International Finance Co.	1.000%	12/20/2019	7.557%		$2,400	$(247)	$(285)	$0	$(532)
GST	Petrobras Global Finance BV	1.000	09/20/2020	7.592		10	(2)	(1)	0	(3)
	Petrobras International Finance Co.	1.000	12/20/2019	7.557		8,900	(912)	(1,062)	0	(1,974)
	Russia Government International Bond	1.000	06/20/2020	2.680		200	(27)	13	0	(14)
HUS	Petrobras Global Finance BV	1.000	09/20/2020	7.592		40	(6)	(4)	0	(10)

MYC	Chesapeake Energy Corp.	5.000	09/20/2020	16.433		300	(30)	(66)	0	(96)
	Novo Banco S.A.	5.000	12/20/2015	7.925	EUR	2,700	(42)	47	5	0

							$(1,266)	$(1,358)	$5	$(2,629)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps

									Swap Agreements, at Value
Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BOA	Pay	1-Year BRL-CDI	11.500%	01/04/2021	BRL	37,800	$32	$(1,197)	$0	$(1,165)
BPS	Pay	1-Year BRL-CDI	11.500	01/04/2021		33,400	46	(1,075)	0	(1,029)
CBK	Pay	3-Month USD-LIBOR	2.350	02/18/2021		$96,300	561	346	907	0
DUB	Pay	3-Month USD-LIBOR	2.900	02/18/2026		49,400	324	265	589	0
MYC	Pay	1-Year BRL-CDI	11.500	01/04/2021	BRL	42,200	37	(1,338)	0	(1,301)
UAG	Pay	1-Year BRL-CDI	11.250	01/04/2021		57,700	(86)	(1,839)	0	(1,925)

							$914	$(4,838)	$1,496	$(5,420)

Total Swap Agreements							$(352)	$(6,196)	$1,501	$(8,049)

(j)	Securities with an aggregate market value of $8,287 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of October 31, 2015.

Fair Value Measurements

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 10/31/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$10,165	$0	$10,165
Corporate Bonds & Notes
Banking & Finance	0	146,041	5,591	151,632
Industrials	0	71,956	6,023	77,979
Utilities	0	42,100	0	42,100
Municipal Bonds & Notes
California	0	9,647	0	9,647
Illinois	0	12,978	0	12,978
Nebraska	0	14,835	0	14,835
Virginia	0	606	0	606
West Virginia	0	3,282	0	3,282
U.S. Government Agencies	0	21,176	4,907	26,083
U.S. Treasury Obligations	0	1,499	0	1,499
Mortgage-Backed Securities	0	194,722	0	194,722
Asset-Backed Securities	0	56,777	0	56,777
Sovereign Issues	0	2,950	0	2,950
Common Stocks
Financials	0	0	243	243
Preferred Securities
Banking & Finance	6,778	19,316	0	26,094
Short-Term Instruments
Repurchase Agreements	0	73,231	0	73,231
U.S. Treasury Bills	0	10,699	0	10,699

Total Investments	$6,778	$691,980	$16,764	$715,522

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1,650	0	1,650
Over the counter	0	2,613	0	2,613
	$0	$4,263	$0	$4,263

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(2,084)	0	(2,084)
Over the counter	0	(9,339)	0	(9,339)

	$0	$(11,423)	$0	$(11,423)

Totals	$6,778	$684,820	$16,764	$708,362

There were no significant transfers between Levels 1 and 2 during the period ended October 31, 2015.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended October 31, 2015:

Category and Subcategory	Beginning Balance at 07/31/2015	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 10/31/2015	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 10/31/2015 (1)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$5,535	$0	$(30)	$1	$0	$85	$0	$0	$5,591	$90
Industrials	6,022	0	0	2	0	(1)	0	0	6,023	(1)
U.S. Government Agencies	0	4,959	(7)	1	3	(49)	0	0	4,907	(49)
Common Stocks
Financials	191	0	0	0	0	52	0	0	243	52

Totals	$11,748	$4,959	$(37)	$4	$3	$87	$0	$0	$16,764	$92

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 10/31/2015	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$5,591	Proxy Pricing	Base Price	113.00
Industrials	6,023	Proxy Pricing	Base Price	100.00
U.S. Government Agencies	4,907	Proxy Pricing	Base Price	59.03
Common Stocks
Financials	243	Other Valuation Techniques (2)	—	—

Total	$16,764

(1)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at October 31, 2015 may be due to an investment no longer held or categorized as Level 3 at period end.
(2)	Includes valuation techniques not defined in the Supplementary Notes to Schedule of Investments as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of a Fund is determined by dividing the total value of portfolio investments and other assets attributable to that Fund, less any liabilities, by the total number of shares outstanding of that Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures (which are discussed below), are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than exchange-traded funds (“ETFs”)), the Fund’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when you cannot purchase, redeem or exchange shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market-based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market-based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Manager. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

•	Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•	Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers in and out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments valued (denominated) in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates (currency spot and forward rates) obtained from Pricing Services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by the Manager that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Manager on a periodic basis and may be amended in accordance with the Fund’s valuation procedures.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund’s tax positions for all open tax years. As of October 31, 2015, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of October 31, 2015, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation) (1)
$708,434	$26,857	$(19,769)	$7,088

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

GLOSSARY: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GST	Goldman Sachs International	RDR	RBC Capital Markets
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SAL	Citigroup Global Markets, Inc.
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	SCX	Standard Chartered Bank
CBK	Citibank N.A.	MSB	Morgan Stanley Bank, N.A	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services, Inc.	UAG	UBS AG Stamford
GLM	Goldman Sachs Bank USA	NAB	National Australia Bank Ltd.

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	MXN	Mexican Peso
BRL	Brazilian Real	JPY	Japanese Yen	USD (or $)	United States Dollar
EUR	Euro

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield

Other Abbreviations:
ALT	Alternate Loan Trust	BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate
BABs	Build America Bonds	CDI	Brazil Interbank Deposit Rate	PIK	Payment-in-Kind
BBR	Bank Bill Rate

Item 2. Controls and Procedures

(a) The principal executive officer and principal financial & accounting officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

A separate certification for each principal executive officer and principal financial & accounting officer of the registrant as required by Rule 30a-2 under the 1940 Act is attached as Exhibit 99.CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Corporate & Income Strategy Fund

By: /s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date: December 28, 2015

By: /s/ William G. Galipeau
William G. Galipeau
Treasurer (Principal Financial & Accounting Officer)

Date: December 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date: December 28, 2015

By: /s/ William G. Galipeau
William G. Galipeau
Treasurer (Principal Financial & Accounting Officer)

Date: December 28, 2015